UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2019

ENERGY TRANSFER LP

(Exact name of Registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	ET	New York Stock Exchange

Item 8.01.	Other Information.

As previously disclosed, on September 15, 2019, Energy Transfer LP, a Delaware limited partnership (“Energy Transfer”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Nautilus Merger Sub LLC, a Delaware limited liability company and a newly formed, wholly owned subsidiary of Energy Transfer (“Merger Sub”), and SemGroup Corporation, a Delaware corporation (“SemGroup”), pursuant to which Merger Sub will merge with and into SemGroup (the “Merger”), with SemGroup continuing as the surviving company and a direct wholly owned subsidiary of Energy Transfer. In connection with the Merger, Energy Transfer filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, including a proxy statement/prospectus for the solicitation of proxies in connection with the special meeting of SemGroup’s stockholders to be held on December 4, 2019, for purposes of voting, among other things, on the adoption of the Merger Agreement. On October 30, 2019, the registration statement on Form S-4 was declared effective by the SEC and the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) was filed.

In connection with the Merger Agreement and the transactions contemplated thereby, seven complaints challenging the sufficiency of the disclosures made in the Proxy Statement/Prospectus, including multiple purported class action complaints, have been filed on behalf of SemGroup stockholders in the United States District Courts for the District of Delaware, Southern District of New York and the District of Colorado. The seven complaints are captioned as follows: Walpole v. SemGroup Corporation et al., Case 1:19-cv-01957-MN (D. Del.) (Oct. 15, 2019), Thompson v. SemGroup Corporation et al., Case 1:19-cv-01948-MN (D. Del.) (Oct. 15, 2019), Lawrence v. SemGroup Corporation et al., Case 1:19-cv-02035-UNA (D. Del.) (Oct. 28, 2019), Topley v. SemGroup Corporation et al., Case 1:19-cv-09630 (S.D.N.Y.) (Oct. 18, 2019), Hills v. SemGroup Corporation et al., Case 1:19-cv-10412 (S.D.N.Y.) (Nov. 8, 2019), Marzacco v. SemGroup Corporation, et al., Case 1:19-cv-10610 (S.D.N.Y.) (Nov. 15, 2019), Stallings v. SemGroup Corporation et al., Case 1:19-cv-03108 (D.Co.) (Oct. 31, 2019), which are herein referred to collectively as the “Stockholder Actions.” In general, the Stockholder Actions allege that the defendants, which include SemGroup, members of SemGroup’s board of directors and, in two of the Stockholder Actions, Energy Transfer and Merger Sub, violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or aided and abetted in such alleged violations, because the Proxy Statement/Prospectus allegedly omits or misstates material information. The Stockholder Actions seek, among other things, injunctive relief preventing the consummation of the Merger, unspecified damages and attorneys’ fees.

Energy Transfer, SemGroup and the other named defendants believe that no supplemental disclosures are required under applicable laws; however, to avoid the risk of the Stockholder Actions delaying the Merger and to minimize the expense of defending the Stockholder Actions, and without admitting any liability or wrongdoing, Energy Transfer and SemGroup are making certain disclosures below that supplement and revise those contained in the Proxy Statement/Prospectus, which are herein referred to as the “litigation-related supplemental disclosures.” The litigation-related supplemental disclosures contained below should be read in conjunction with the Proxy Statement/Prospectus, which is available on the Internet site maintained by the SEC at http://www.sec.gov, along with periodic reports and other information that Energy Transfer and SemGroup file with the SEC. Energy Transfer, SemGroup and the other named defendants have denied, and continue to deny, that they have committed or assisted others in committing any violations of law, and expressly maintain that, to the extent applicable, they complied with their legal obligations and are providing the litigation-related supplemental disclosures below solely to try to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the Merger that might arise from further litigation. Nothing in the litigation-related supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the litigation-related supplemental disclosures set forth herein. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Proxy Statement/Prospectus. All page references are to pages in the Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement/Prospectus.

SUPPLEMENTAL DISCLOSURES TO THE PROXY STATEMENT/PROSPECTUS RELATED TO STOCKHOLDER ACTIONS

The disclosure in the section entitled “Proposal 1: The Merger” under the heading “Background of the Merger”, beginning on page 34 of the proxy statement, is hereby amended by:

Amending and restating the third and fourth sentences in the fifth full paragraph on page 36 under the heading “Background of the Merger” as follows:

Thereafter, the SemGroup board of directors determined that it would not agree to exclusivity with any counterparty at such time and considered the value to its stockholders of a sale-of-the-company transaction despite the earlier terminated discussions with other potential buyers and ongoing negotiations with Company A in respect of the proposed joint venture transaction. Further, the SemGroup board of directors instructed representatives of Jefferies to proceed with a formal market check process, including outreach to potential counterparties, in order to seek additional indications of value for SemGroup in response to Energy Transfer’s increased, revised unsolicited proposal.

Amending and restating the fourth full paragraph on page 39 under the heading “Background of the Merger” as follows:

On September 13, 2019, the SemGroup board of directors convened telephonically to discuss the status of the market check process as well as the definitive documentation with Energy Transfer. Representatives of Jefferies (i) summarized that the market check process was unable to generate a higher valuation and that Energy Transfer’s offer, as delineated on September 10, 2019, remained the proposal that would generate the highest value to stockholders, (ii) summarized that SemGroup received indications of interest from Company D for $12.00 per share, Company E for $14.25 per share, Company F for $13.50 to $15.00 per share, Company G for $15.00 per share, and Energy Transfer for an aggregate value of $17.00 per share, and (iii) disclosed the ownership of a de minimis amount of ET common units through a managed account by a representative of Jefferies and that Jefferies held securities of SemGroup and Energy Transfer in the ordinary course of business for its own account and for the accounts of its customers, which ownership the SemGroup board of directors determined to be immaterial. Representatives of Jefferies discussed various aspects of the potential transaction, including, without limitation, (w) a situation update and a summary of key transaction terms proposed by each potential counterparty that submitted a proposal, (x) an overview and sensitivity analysis of valuation assumptions in respect of Energy Transfer’s proposal, (y) an overview of the valuation analyses of Energy Transfer and SemGroup, followed by detail regarding public market trading multiples, discounted cash flow analyses, and (z) a comparison of broker research target price estimates for ET and SemGroup. The SemGroup board of directors discussed the merits of the transaction and the financial analyses provided by Jefferies, together with the value to SemGroup’s stockholder expected to be achieved if the transaction were consummated. At the request of Mr. McDaniel, Kirkland reiterated the SemGroup board of directors’ fiduciary duties in respect of its consideration of a strategic transaction of this nature and discussed the timing of the proposed acquisition transaction with Energy Transfer. Kirkland also summarized the status of negotiations with Energy Transfer with respect to the merger agreement, including, (a) a proposed private letter ruling regarding the partially tax-free nature of the transaction, (b) treatment of the SemGroup preferred stock in compliance with the terms of the certificate of designations governing the terms thereof, (c) SemGroup’s non-solicitation obligations, including the prohibition against SemGroup soliciting an acquisition proposal during the pendency of the merger, (d) the break-up fee, (e) the “hell-or-high-water” standard and burden of risk in respect of clearance under United States anti-competition laws, and (f) the negative operating covenants during the pendency of the merger, including in respect of employee retention matters and charitable giving commitments.

Adding the following, immediately prior to the heading “Implied Premia Analysis” on page 47:

Management Financial Forecasts

In its analysis, Jefferies utilized for comparison purposes certain financial forecasts of SemGroup and Energy Transfer furnished to Jefferies by the respective management of SemGroup and Energy Transfer, set forth below:

Financial forecasts of SemGroup furnished by SemGroup management:

	2019E	2020E	2021E	2022E	2023E	2024E
	($ in millions)
Adjusted EBITDA	$413	$476	$521	$624	$651	$671
Cash Available for Dividends	$142	$152	$170	$219	$230	$253

Financial forecasts of Energy Transfer furnished by Energy Transfer management:

	2019E	2020E	2021E	2022E
	($ in millions)
Consolidated EBITDA	$11,232	$11,322	$12,115	$12,841
Distributable Cash Flow	$6,375	$6,256	$6,610	$7,264

Amending and restating the first paragraph and the lists entitled “Comparable public companies with respect to SemGroup” and “Comparable public companies with respect to Energy Transfer” on pages 48 and 49 under the heading “Selected Public Companies Analysis” of “Opinion of SemGroup’s Financial Advisor” as follows:

Using publicly available information, selected analyst reports and information provided by SemGroup and Energy Transfer, Jefferies analyzed (i) the selected financial data of SemGroup with similar data of ten crude oil and refined products public companies that Jefferies judged to be comparable to SemGroup for purposes of its valuation analysis, based on the ratio of enterprise value to EBITDA and the distribution or dividend yield of each such comparable company, as set forth in the table “Comparable public companies with respect to SemGroup” and (ii) the selected financial data of Energy Transfer with similar data of six large cap pipeline public companies that Jefferies judged to be comparable to Energy Transfer for purposes of its valuation analysis, based on the ratio of enterprise value to EBITDA and the distribution or dividend yield of each such comparable company, as set forth in the table “Comparable public companies with respect to Energy Transfer”. These companies, which are referred to as comparable public companies, were selected because they were deemed to be similar to SemGroup or Energy Transfer, as applicable, in one or more respects, including the nature of their business, size, diversification and financial performance, including such ratios and yields. No specific numeric or other similar criteria were used to select the comparable public companies and all criteria were evaluated in their entirety without application of definitive qualifications or limitations to individual criteria. As a result, a significantly larger or smaller company with substantially similar lines of business and business focus may have been included while a similarly sized company with less similar lines of business and greater diversification may have been excluded. The comparable public companies were:

Comparable public companies with respect to SemGroup:

	EV / EBITDA		Distribution / Dividend Yield
Company	2019E	2020E	Current	2020E
Enbridge Inc.	12.9x	12.5x	6.3%	6.9%
Plains All American Pipeline, L.P.	9.5x	10.2x	6.7%	7.1%
Magellan Midstream Partners, L.P.	13.2x	12.6x	6.2%	6.5%
Phillips 66 Partners LP	13.6x	12.0x	5.9%	6.4%
Shell Midstream Partners, L.P.	13.2x	11.4x	8.3%	8.8%
Tallgrass Energy, LP	9.5x	10.2x	10.8%	11.1%
NuStar Energy L.P.	11.6x	10.9x	8.6%	8.6%
Holly Energy Partners, L.P.	11.9x	11.7x	10.4%	10.6%
PBF Logistics LP	10.7x	9.7x	9.6%	10.1%
Delek Logistics Partners, LP	10.5x	8.7x	11.0%	11.9%

Comparable public companies with respect to Energy Transfer:

	EV / EBITDA		Distribution / Dividend Yield
Company	2019E	2020E	Current	2020E
Enterprise Products Partners L.P.	11.2x	10.9x	6.2%	6.4%
Kinder Morgan, Inc.	10.6x	10.3x	4.9%	6.0%
The Williams Companies, Inc.	11.0x	10.4x	6.2%	6.7%
MPLX LP	11.8x	9.5x	9.2%	9.8%
Plains All American Pipeline, L.P.	9.5x	10.2x	6.7%	7.1%
Magellan Midstream Partners, L.P.	13.2x	12.6x	6.2%	6.5%

Amending and restating the first paragraph on page 50 under the heading “Discounted Cash Flow Analysis” of “Opinion of SemGroup’s Financial Advisor” as follows:

Jefferies performed a discounted cash flow analysis to estimate the present value of cash available for dividends of SemGroup and distributable cash flow of Energy Transfer, from calendar year 2020 through calendar year 2024 with respect to SemGroup and from calendar year 2020 through calendar year 2022 with respect to Energy Transfer, using financial projections provided by SemGroup and Energy Transfer, discount rates of 10.77% and 9.77% with respect to SemGroup, discount rates of 10.15% and 9.15% with respect to Energy Transfer, terminal yield values of 12.50% and 11.50% with respect to SemGroup and terminal yield values of 8.50% and 7.50% with respect to Energy Transfer. In selecting the discount rates, Jefferies calculated SemGroup’s and Energy Transfer’s respective cost of equity. The cost of equity calculation utilized analysis of selected publicly traded entities that Jefferies deemed relevant in one or more respects. Such analysis takes into account certain financial metrics, including capital structure, the cost of long-term Treasury debt, tax rates and betas for such publicly traded entities, as well as certain financial metrics for the U.S. financial markets generally.

Amending and restating the first paragraph on page 51 under the heading “Selected Transactions Analysis” of “Opinion of SemGroup’s Financial Advisor” as follows:

Using publicly available information, Jefferies analyzed the premiums offered in ten selected comparable mergers announced since January 2013, set forth in the table below, which are collectively referred to as the selected comparable transactions. Jefferies determined such transactions comparable, in its professional judgement, because the parties were deemed to be similar to SemGroup or Energy Transfer, as applicable, in one or more respects, including the nature of their business, size, diversification and financial performance.

				% Premium
Date	Buyer	Seller	Consideration	One-Day Prior Spot	Seven-Day Prior Average	30-Day Prior Average
05/10/19	IFM Global Infrastructure Fund	Buckeye Partners LP	Cash	27.5%	24.7%	23.1%
08/29/17	Zenith Energy Inc.	Arc Logistics Partners L.P.	Cash	15.2%	15.5%	10.9%
05/18/17	Energy Transfer Partners	PennTex Midstream Partners	Cash & Stock	18.0%	21.1%	19.2%
09/06/16	Enbridge, Inc.	Spectra Energy Corp.	Stock	11.6%	12.9%	11.7%
07/13/15	MPLX LP	MarkWest Energy Partners LP	Cash & Stock	31.6%	35.6%	29.9%
11/12/14	Enterprise Products Partners L.P.	Oiltanking Partners L.P.	Stock	8.6%	9.9%	7.0%
10/13/14	Targa Resources Partners LP	Atlas Energy L.P.	Cash & Stock	15.0%	9.5%	7.3%
10/10/13	Regency Energy Partners	PVR Partners	Stock	25.7%	25.1%	23.6%
05/06/13	Inergy Midstream	Crestwood Midstream Partners	Stock	14.5%	13.7%	12.5%
01/29/13	Kinder Morgan Energy Partners L.P.	Copano Energy, L.L.C.	Stock	23.5%	22.2%	26.2%

Forward-Looking Statements

This report includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. Energy Transfer and SemGroup cannot give any assurance that expectations and projections about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include: the ability to obtain requisite regulatory and stockholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, the ability to achieve revenue, DCF and EBITDA growth, and volatility in the price of oil, natural gas, and natural gas liquids. Actual results and outcomes may differ materially from those expressed in such forward-looking statements. These and other risks and uncertainties are discussed in more detail in filings made by Energy Transfer and SemGroup with the U.S. Securities Exchange Commission (the “SEC”), which are available to the public. Energy Transfer and SemGroup undertake no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, Energy Transfer filed with the SEC a registration statement on Form S-4, including a proxy statement/prospectus. SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION CAREFULLY. The registration statement on Form S-4 was declared effective by the SEC on October 30, 2019, and the definitive proxy statement/prospectus was delivered to security holders of record of SemGroup as of October 25, 2019. These documents, and any other documents filed by Energy Transfer and SemGroup with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of Energy Transfer or SemGroup at the numbers and addresses set forth below:

Energy Transfer LP 8111 Westchester Drive, Suite 600 Dallas, Texas 75225 Attention: Investor Relations Phone: (214) 981-0795 Email: InvestorRelations@energytransfer.com	SemGroup Corporation 6120 South Yale Avenue Suite 1500 Tulsa, OK 74136 Attention: Investor Relations Phone: (918) 524-8100 Email: investor.relations@semgroup.com

Participants in the Solicitation

Energy Transfer, SemGroup and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed Merger. Information regarding the directors and executive officers of Energy Transfer is contained in Energy Transfer’s Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 22, 2019. Information regarding the directors and executive officers of SemGroup is contained in SemGroup’s proxy statement relating to its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2019. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the proxy statement/prospectus.

No Offer or Solicitation

This report is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the proposed merger or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER LP

	By:	LE GP, LLC, its general partner

Date: November 27, 2019	By:	/s/ Thomas E. Long
Thomas E. Long Chief Financial Officer